U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 8, 2013

(Date of Report–Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 N. Glebe Road,

Arlington, Virginia 22201

(Address of Principal executive offices) (ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d)	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

(1)	Mr. Michael A. Daniels was appointed to our Board of Directors effective May 8, 2013.

(2)	There is no arrangement or understanding between Mr. Daniels and any other person pursuant to which he was selected as a director.

(3)	At this time, it is expected that Mr. Daniels will be appointed to the Compensation, Investor Relations, and Strategic Assessment Committees of our Board of Directors.

(4)	There are no transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Daniels was a participant.

(5)	There is no plan, contract or arrangement that was entered into or materially modified in connection with Mr. Daniels’ appointment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

Exhibit 99	Copy of the Registrant’s press release dated May 13, 2013 is attached as Exhibit 99 to this current report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

By:	/s/ Arnold D. Morse
Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary

Dated: May 13, 2013